                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                             BANCFIRST CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 3, 1999

--------------------------------------------------------------------------------
  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT MIDNIGHT,
  NEW YORK CITY TIME, ON TUESDAY, JUNE 1, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                                THE DEPOSITARY:

                      IBJ WHITEHALL BANK & TRUST COMPANY


      BY FIRST CLASS OR EXPRESS MAIL:          BY HAND AND OVERNIGHT DELIVERY
    IBJ Whitehall Bank & Trust Company       IBJ Whitehall Bank & Trust Company
               P.O. Box 84                            One State Street
          Bowling Green Station                   New York, New York 10004
      New York, New York 10274-0084         Attn:  Securities Processing Window,
Attn:  Reorganization Operations Department         Subcellar One (SC-1)


                       Telephone Number:  (212) 858-2103

     Facsimile Transmission:(212) 858-2611Confirm Receipt of Facsimile by
                           Telephone:(212) 858-2103

     Alternatively, this Letter of Transmittal and certificates for the Shares and any other required documents may be sent or delivered by each stockholder or his broker, dealer, commercial bank, trust company or other nominee to the Forwarding Agent at one of its address set forth below:

                             THE FORWARDING AGENT:

                                   BANCFIRST

               BY FIRST CLASS OR EXPRESS MAIL,
               BY HAND OR BY OVERNIGHTDELIVERY:
                                   BancTrust
                                101 N. Broadway
                                   Suite 300
                            Oklahoma City, OK 73102

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANYONE OTHER THAN THE DEPOSITARY OR THE FORWARDING AGENT OR TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

---------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
---------------------------------------------------------------------------------------------------------
                                                                          Shares Tendered
                                                           (Attach additional signed list, if necessary)
                                                           ----------------------------------------------
                                                                                Total
                                                                              Number of
                                                                               Shares
Name(s) and Address(es) of Registered Holder(s)                              Represented      Number of
(Please fill in, if blank, exactly as name(s) appear(s)     Certificate          by            Shares
on share certificate(s))                                    Number(s)*     Certificate(s)*    Tendered**
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                            Total Shares
---------------------------------------------------------------------------------------------------------

* Need not be completed by stockholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

     This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in
Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary or the Forwarding Agent prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account No. _______________________________________________________________

     Transaction Code No. ______________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s) ___________________________________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     Name of Institution which Guaranteed Delivery _____________________________

       Give Account Number and Transaction Code Number if delivered by book-entry transfer:

       DTC Account No. _________________________________________________________

       Transaction Code No. ____________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to BancFirst Corporation, an Oklahoma corporation (the "Company"), the above-described shares of common stock, $1.00 par value (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated May 3, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares, (ii) present Share Certificates for cancellation and transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that (i) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) such tender of Shares complies with Rule 14e-4;
(ii) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (iii) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; (iv) the undersigned has read and agrees to all of the terms of the Offer; and (v) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the Share Certificates tendered hereby. The certificate numbers, the number of Shares represented by such Share Certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes.

     THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY WILL DETERMINE A SINGLE PER SHARE PRICE (NOT GREATER THAN $38.00 NOR LESS THAN $34.00 PER SHARE) (THE "PURCHASE PRICE") THAT IT WILL PAY FOR SHARES VALIDLY TENDERED PURSUANT TO THE OFFER TAKING INTO ACCOUNT THE NUMBER OF SHARES SO TENDERED AND THE PRICES SPECIFIED BY TENDERING STOCKHOLDERS. THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY WILL SELECT THE PURCHASE PRICE THAT WILL ALLOW IT TO BUY 1,000,000 SHARES (OR SUCH LESSER NUMBER OF SHARES AS ARE VALIDLY TENDERED AT PRICES NOT GREATER THAN $38.00 NOR LESS THAN $34.00 PER SHARE, subject to the condition that there must be at least 100,000 Shares validly tendered at prices not greater than $38.00 nor less than $34.00 per Share (the "Minimum Condition")) PURSUANT TO THE OFFER. THE UNDERSIGNED UNDERSTANDS THAT ALL SHARES VALIDLY TENDERED AT PRICES AT OR BELOW THE PURCHASE PRICE WILL BE PURCHASED AT THE PURCHASE PRICE, NET TO THE SELLER IN CASH, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER, INCLUDING ITS PRORATION PROVISIONS AND THE MINIMUM CONDITION, AND THAT THE COMPANY WILL RETURN ALL OTHER SHARES, INCLUDING SHARES TENDERED AND NOT WITHDRAWN AT PRICES GREATER THAN THE PURCHASE PRICE AND SHARES NOT PURCHASED BECAUSE OF PRORATION OR BECAUSE THE MINIMUM CONDITION HAS NOT BEEN MET.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that Share Certificates not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment

Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payments Instructions," to transfer any Share Certificate from the name of its registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                     PRICE (IN DOLLARS) PER SHARE AT WHICH
                           SHARES ARE BEING TENDERED

          IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, USE A
           SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.
                              (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------
          CHECK ONLY ONE BOX.  IF MORE THAN ONE BOX IS CHECKED, OR IF
             NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS
              INSTRUCTIONS), THERE IS NO PROPER TENDER OF SHARES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SHARES TENDERED AT PRICE
                          DETERMINED BY DUTCH AUCTION
--------------------------------------------------------------------------------
[ ] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $34.00 or as high as $38.00.

                                      OR

                           SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A shareholder who desires to tender Shares at more than one price must complete a separate letter of transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more then one price. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.
--------------------------------------------------------------------------------

/ /  $34.00    / /  $35.00    / /  $36.00    / /  $37.00    / /  $38.00

/ /  $34.25    / /  $35.25    / /  $36.25    / /  $37.25

/ /  $34.50    / /  $35.50    / /  $36.50    / /  $37.50

/ /  $34.75    / /  $36.75    / /  $36.75    / /  $37.75


--------------------------------------------------------------------------------
                                   ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on April 30, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

/ / was the beneficial owner, as of the close of business on April 30, 1999, of an aggregate of fewer than 100 Shares all of which are being tendered, or

/ /  is a broker, dealer, commercial bank, trust company or other nominee which:

     (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner, as of the close of business on April 30, 1999, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.
--------------------------------------------------------------------------------


   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)


-------------------------------------------------------              -------------------------------------------------------
           SPECIAL PAYMENT INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)                                   (SEE INSTRUCTIONS 1, 4, 6 AND 9)
To be completed ONLY if the check for the purchase                   To be completed ONLY if the check issued in the
price of Shares purchased or Share Certificates                      name of the undersigned for the purchase price of
evidencing Shares not tendered or not purchased are to               Shares purchased or Share Certificates evidencing
be issued in the name of someone other than the                      Shares not tendered or not purchased are to be mailed
undersigned.                                                         to someone other than the undersigned, or to the
                                                                     undersigned at an address other than that shown under
                                                                     "Description of Shares Tendered."

Issue  [  ] Check     [  ] Certificate(s) to:                          Mail [  ] Check       [  ] Certificate(s) to:

Name:                                                                                      Name:

-----------------------------------------------------------------    -----------------------------------------------------
                     (Please Print)                                                    (Please Print)
Address:                                                                                 Address:

-----------------------------------------------------------------    -----------------------------------------------------

-----------------------------------------------------------------    -----------------------------------------------------
                        (Zip Code)                                                       (Zip Code)

-----------------------------------------------------------------
(Taxpayer Identification or Social Security No.)
(See Substitute Form W-9 below)
-------------------------------------------------------              -------------------------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE

                          (SEE INSTRUCTIONS 1 AND 6)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holder(s): _____________________________________________________

                           _____________________________________________________

Name(s):                   _____________________________________________________


                           _____________________________________________________
                                             (Please Print)

Capacity (full title):     _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________
                                            (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number(s):___________________________

                  (See Substitute Form W-9 contained herein)

Dated:   _________________________________, 1999

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 6)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Area Code and Telephone Number: ________________________________________________

Dated:   _________________________________, 1999

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member firm of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Stock Transfer Association's approved medallion programs (such as Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing ALL physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary or the Forwarding Agent at one of their respective addresses set forth herein prior to the Expiration Date. If Share Certificates are forwarded to the Depositary or the Forwarding Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and
(iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY OR THE FORWARDING AGENT OR, IN THE CASE OF GUARANTEED DELIVERY, BY THE DEPOSITARY ONLY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered" of the box captioned "Description of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary or the Forwarding Agent herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in either the

"Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary or the Forwarding Agent will be deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder must check the box indicating the price per Share at which he is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal, provided, however, that an Odd Lot Owner (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that he is tendering all Shares at the Purchase Price. ONLY ONE PRICE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES (OTHER THAN PURSUANT TO TENDERS BY ODD LOT OWNERS AS PROVIDED HEREIN). A stockholder wishing to tender portions of his Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he wishes to tender each such portion of his Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     7. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 7, the Company will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased is (are) to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase less than all Shares tendered before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on April 30, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of his Shares at or below the Purchase Price (including by not designating a purchase price). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if a check issued in the name of the person(s) signing this Letter of Transmittal or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on this Letter of Transmittal, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular Shares and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects of irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     12. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box next to "Awaiting TIN" in
Part 3 of the Substitute Form W-9, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% the Depositary on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     13. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more United States persons have authority to control all substantial decisions of the trust. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. A foreign stockholder may be eligible to obtain a refund of tax withheld if such stockholder meets one of the three tests for capital gain or loss treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax was due.

     14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Section 1 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE

CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), MUST BE RECEIVED BY THE DEPOSITARY OR THE FORWARDING AGENT ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE). IF DELIVERY OF SHARE CERTIFICATES IS TO BE MADE BY USING THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE, A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 BELOW.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box next to "Awaiting TIN" in Part 3, and sign and date the "Certificate of Awaiting Taxpayer Identification Number." If the box in Part 3 of Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

--------------------------------------------------------------------------------------------------------------------------
                                 PAYER:   IBJ WHITEHALL BANK & TRUST COMPANY, AS DEPOSITARY
--------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9                   Part 1:  ENTER YOUR IDENTIFICATION                ________________________________
                                      NUMBER IN THE APPROPRIATE BOX.                           Social Security Number
                                      FOR MOST INDIVIDUALS, THIS IS                     or
                                      YOUR SOCIAL SECURITY NUMBER.  IF                  ________________________________
                                      YOU DO NOT HAVE A NUMBER, SEE                           Employer Identification
                                      HOW TO OBTAIN A TIN IN THE                                     Number(s)
                                      ENCLOSED GUIDELINES.

                                                                                         Part 2:  For Payees exempt from
DEPARTMENT OF THE                     _______________________________                   backup withholding, see the
 TREASURY, INTERNAL                   NAME (NOTE:  If the account is in more            Important Tax Information above
 REVENUE SERVICE                      than one name, see the chart on page 2 of         and Guidelines for Certification
                                      enclosed Guidelines for guidelines on which       of Taxpayer Identification
                                      number to give the payer.)                        Number on Substitute Form W-9
                                                                                        enclosed herewith and complete
                                      CHECK APPROPRIATE BOX:                            as instructed herein.
                                      [  ]  Individual/Sole proprietor
                                      [  ]  Corporation
                                      [  ]  Partnership
                                      [  ]  Other

                                      ____________________________________________
                                      BUSINESS NAME, if different from above
Payer's Request for Taxpayer          (See Guidelines)
 Identification Number ("TIN")
                                      ____________________________________________
                                      ADDRESS

                                      ____________________________________________
                                      CITY                  STATE         ZIP CODE

Part 3: Certification. Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer
Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRX") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE ______________________________

DATE:_______________________________, 199_

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.

Part 4:  AWAITING TIN  [  ]  Part 5:  EXEMPT TIN [  ]
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

--------------------------------------------------------------------------------
Signature                                              Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]
                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (call collect)
                       or Call Toll Free (800) 322-2885

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------


                     THE CO-DEALER MANAGERS FOR THE OFFER:


        CIBC OPPENHEIMER CORP.           HOWE BARNES INVESTMENTS, INC.
      One World Financial Center       135 S. LaSalle Street, Suite 1500
         New York, NY  10281                   Chicago, IL 60603
         Tel: (212) 667-7000                 Tel: 1 (800) 800-4693

--------------------------------------------------------------------------------